UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

SES SOLAR INC.
(Exact name of registrant as specified in charter)

Delaware	000-49891	33-0860242
(State or other jurisdiction	(Commission	(IRS Employer
Identification No.)	File Number)	of incorporation)

 129 Route de Saint Julien, Plan-les-Ouates, Geneva, Switzerland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +41-22-884-1484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.   Changes in Registrant's Certifying Accountant.

On November 2, 2006, the Registrant dismissed Manning Elliott LLP (“Manning Elliot”) as its independent registered public accounting firm.

The audit reports issued by Manning Elliott with respect to the Registrant's financial statements for the fiscal years ended December 31, 2004, and December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Manning Elliott's report contained an explanatory paragraph expressing substantial doubt about the Registrant’s ability to continue as a going concern.

This is a change in accountants recommended and approved by the Registrant's Board of Directors.

During the most recent two fiscal years and from June 30, 2006, through the date of Manning Elliott's dismissal, there were no disagreements between the Registrant and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Manning Elliott would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

On November 2, 2006, the Registrant appointed BDO Visura as its independent registered public accounting firm as of that date for the interim period ended September 30, 2006, the year ending December 31, 2006, and thereafter.

During the most recent two fiscal years and the portion of time preceding the decision to engage BDO Visura neither the Registrant nor anyone engaged on its behalf has consulted with BDO Visura regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a “reportable event” (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Registrant has provided Manning Elliott with a copy of the disclosures it is making on this Form 8-K no later than the date the disclosures are filed with the Securities and Exchange Commission. The Registrant has requested Manning Elliott to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Manning Elliott, dated November 6, 2006, is filed as Exhibit 16 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16	Letter dated November 6, 2006, from Manning Elliott LLP furnished to SES Solar Inc. addressed to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES SOLAR INC.

Date: November 8, 2006	By: /s/ Jean-Christophe Hadorn
Jean-Christophe Hadorn
Chief Executive Officer